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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-56210, 333-53121, 333-33123 and 333-63409) of The
Hillman Companies, Inc. (formerly SunSource Inc.) of our report dated February 15, 2002 relating to the financial statements and financial statement schedule, which appears in this Form 10-K.


PricewaterhouseCoopers LLP


Philadelphia, Pennsylvania
March 28, 2002